Exhibit 99.1

J.P. Morgan SMid Cap Conference November 28, 2012

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for Agency RMBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between Agency RMBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of Agency RMBS and our potential target assets; changes in prepayment rates on Agency RMBS and non-Agency RMBS; effects of hedging instruments on Agency RMBS and our potential target assets; rates of default or decreased recovery rates on Agency RMBS and our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

Management Team of Western Asset Mortgage Capital Corporation

Gavin L. James
President, Chief Executive Officer

31 Years Investment Experience

- Western Asset Management Company (1998-Present)
  - Director of Portfolio Operations
  - Member of Global Strategy Committee
- J.P. Morgan Investment Management (1990-1998)
  - Senior Portfolio Manager
- Mellon Bank (1987-1990)
  - Head of Fixed Income Sales & Trading
- Drexel Burnham Lambert (1981-1987)
  - Cross Markets Trader
- Kingston College, London, B.A.

Stephen P. Fulton
Chief Investment Officer

29 Years Investment Experience

- Western Asset Management Company (2000-Present)
  - Head of Agency RMBS
  - Member of U.S. Broad Markets Committee
- Greenwich Capital Markets (1996-1999)
  - Senior Vice President, Fixed Income Sales
  - Member of Fixed Income Executive Committee
- Lehman Brothers (1994-1996)
  - Senior Vice President, Fixed Income Sales
- J.P. Morgan Securities (1992-1994)
  - Director, Fixed Income Sales
  - Member of the Fixed Income Management Committee
- Goldman Sachs (1985-1992)
  - Vice President, Fixed Income Sales
- Gibraltar Savings (1983-1985)
  - Head of Mortgage Portfolio Management and Asset / Liability Management
- Amos Tuck School, Dartmouth College, M.B.A.
- University of California, Los Angeles, B.A.

Steven M. Sherwyn
Chief Financial Officer

25 Years Investment Experience

- Western Asset Mortgage Capital Corporation (2012-Present)
  - Chief Financial Officer
- Care Investment Trust, Inc. (2010-2012)
  - Chief Financial Officer and Treasurer
- Western Asset Management Corp. (2009)
  - Consultant
- Galiot Capital Corporation (2008-2009)
  - Chief Financial Officer
- Quadra Realty Trust (2007-2008)
  - Chief Financial Officer and Treasurer
- Hypo Realty Trust (2004-2008)
  - Managing Director
- New York University Law School, L.L.M. in Taxation
- Stanford University Law School, J.D.
- Wharton School, University of Pennsylvania, B.S.

Travis M. Carr
Chief Operating Officer

19 Years Investment Experience

- Western Asset Management Company (2000-Present)
  - Product Specialist
  - Head of mortgage-related business efforts
- Pacific Investment Management Company (1997-2000)
  - Senior Associate
- Royal Thrift & Loan Company (1994-1997)
  - Secondary Market Analyst
- Home State Financial Corp.(1993-1994)
  - Mortgage Broker
- CFA Charter holder
- University of California, Los Angeles, B.A.

2

Western Asset
Mortgage Capital Corp.

Overview of Western Asset Mortgage Capital Corporation Leading asset management firm with AUM of $651 billion1 Serves individuals and institutional investors on five continents. Capabilities and services are delivered through staff located in 31 cities around the world Proven investment expertise and investment performance (NYSE: LM) WMC is a public mortgage REIT formed to capitalize on the attractive market opportunities in the Agency RMBS sector One of the largest U.S. fixed income asset managers with AUM of $460 billion1 Structured Product AUM of $66 billion1 including Agency RMBS of $44 billion 1 Global reach with offices in Pasadena, New York, London, Tokyo, Sao Paulo, Melbourne, Dubai, Singapore and Hong Kong Senior investment team members have worked together for over 15 years Extensive mortgage investing track record Manager Mortgage REIT launched in May 2012 to capture attractive current and long-term investment opportunities in the Agency residential mortgage market (NYSE: WMC) 1 As of 9/30/12. 3

Western Asset’s REIT Team – Deep & Proven Additional Structured Product Resources 10 members* 23 years 4 5 members* 18 years 16 members* 12 years 11 members* 23 years 4 members* 13 years 35+ Years of MBS Experience and Innovation 1974 First investment in Agency RMBS 1991 Began investing in CMBS 1991 Invested in Resolution Trust Corporation (RTC) programs 2004 Created Super Senior Option ARM 1970 1985 1990 1995 2000 2005 2010 1987 Began investing in Non-Agency RMBS 1990 Began investing in ABS Stephen P. Fulton (29 yrs) Chief Investment Officer Investment Oversight Committee Liquidity Structured Products Agency MBS Derivatives 2009 Initial closing of PPIP Includes senior members of the investment manager team * represents team members / years of average experience 2012 WMC Launched Deep Global Infrastructure 889 staff across all functions 126 investment professionals Future opportunities

Impact of QE3 Fed is buying over $80 billion Agency RMBS each month Fed’s focus is on generic low coupon, newly originated mortgages Asset prices have increased and net interest spreads have declined Industry-wide mortgage refinancing expected to increase Certain collateral at higher risk for increased prepayment speeds: High coupon pools; Hybrid ARM pools Origination capacity in primary market will limit refinancing activity Emphasis on security selection and low prepayment pools will drive future performance 5

Unemployment Duration Declining, But Still Elevated Cumulative Payroll Job Growth During Postwar 'Cycles' 6 0 1 2 3 4 5 1989 1992 1994 1997 1999 2002 2004 2007 2009 2012 Percent of work force < 5 weeks 5 - 14 weeks 15 - 26 weeks > 27 weeks Source: Deutsche Bank, Bureau of Labor Statistics, Haver Analytics. As of 30 Sep 12 Unemployment Rate by Duration 2008 2000 1990 1980 1969 1960 1949 90 95 100 105 110 115 120 125 0 4 8 12 16 20 24 28 32 36 Peak = 1 . 0 Quarters After Expansion Peak Source: Western Asset, Bureau of Labor Statistics. As of 31 Oct 12

Interest Rate Volatility Remains Low 1 yr. x 10 yr. Swap Volatility We expect a relatively stable yield curve with some steepening at the long end. 7 Source: Bloomberg

Supply/Demand Dynamics Remain Favorable Conventional Fixed-Rate Universe 8 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 - 300 - 200 - 100 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD 2012 Outstanding Balance, USD (trillions) Net Issuance and Coupon Payments, USD (billions) Outstanding Balance (right) Net Issuance (left) Coupon Payments (left) Source: Bank of America Merrill Lynch. As of 30 Sep 12

Carry On Specified Pool Remains Attractive Relative to TBA 9 0 20 40 60 80 100 120 140 Jul 11 Sep 11 Oct 11 Nov 11 Jan 12 Feb 12 Apr 12 May 12 Jul 12 Aug 12 Oct 12 Ticks MLB 3.5 MLB 4.0 HLB 3.5 HLB 4.0 Investor 3.5 Investor 4.0 Low FICO 3.5 Low FICO 4.0 125+LTV Source: BMAL. As of 24 Oct 12

10 Finding Value in the Current Market We have targeted pools with the following characteristics that lead to lower than expected CPRs: Lower loan balance loans Low % of third-party originated loans High loan-to-value MHA/HARP origination loans Low FICO score loans Low weighted average loan age (WALA) pools WMC Q3 CPR was 4.1 versus Agency Peer Group Average Q3 CPR of 17.8 WMC October 2012 overall CPR was 4.0. For pools with coupons at 4.0% or lower, it was 3.0

Prepayments Will Impact Return on Equity

- Yields, spreads, and ROE are very sensitive to prepayments given current market conditions

30 Year 3.5% Coupon – At TBA price of 106.4 (1)					
	15.0 CPR	20.0 CPR	25.0 CPR	30.0 CPR	35.0 CPR
Gross Yield	2.15%	1.79%	1.41%	1.01%	0.58%
Cost of Funds(2)	(0.80%)	(0.80%)	(0.80%)	(0.80%)	(0.80%)
Net Interest Spread	1.35%	0.99%	0.61%	0.21%	(0.22%)
Gross ROE (8.5x Lev.)	13.63%	10.21%	6.60%	2.80%	(1.29%)

- Even at higher prices, a slow prepaying pool can produce attractive spreads and ROEs

30 Year 3.5% Coupon - $110K Max Loan Balance – At price of 108.3					
	5.0 CPR	7.5 CPR	10.0 CPR	12.5 CPR	15.0 CPR
Gross Yield	2.57%	2.39%	2.20%	2.00%	1.79%
Cost of Funds(2)	(0.80%)	(0.80%)	(0.80%)	(0.80%)	(0.80%)
Net Interest Spread	1.77%	1.59%	1.40%	1.20%	0.99%
Gross ROE (8.5x Lev.)	17.62%	15.91%	14.10%	12.20%	10.21%

WMC Q3 CPR was 4.1 versus Agency Peer Group Average Q3 CPR of 17.8

* The hypothetical ROEs listed above are for illustrative purposes only to show the effect of prepayment speeds on yields, spreads, and ROEs at two different price levels with the cost of funds held constant. The prepayment speeds displayed on tables are hypothetical and actual speeds for both generic and slower prepaying pools could differ materially from those shown above and even fall outside of the range of CPRs listed above.

(1) FNCL 3.5% close of business pricing November 20, 2012 for settlement on December 01, 2012.
(2) Assumes a blend of repo funding and swap hedges and is held constant for illustrative purposes.

11

Western Asset Mortgage Capital Corp.

12 Portfolio Composition as of September 30, 2012 ($ in millions) (1) Includes unsettled purchases with an estimated fair value of $2,667.3 million at September 30, 2012 Description Coupon Principal Balance Amortized Cost Estimated Fair Value (1) 30 - year fixed rate 3.0% $268.4 $279.2 $283.5 3 .5% $2,263. 3 $2,428.2 $2,447.6 4.0% $989.7 $1,094.8 $1,098.0 5.5% $70.3 $78.9 $78.5 20 - year fixed rate 3.0% $224.3 $238.8 $239.2 3.5% $182.7 $193.5 $196.7 4.0% $74.6 $82.3 $82.3 Total Specified Pools $4,073.2 $4,395.8 $4,425.9 CMO Fixed Rate 6.5% $66.0 $76. 7 $76.9 IO/IIO 4.4% N/A $81.2 $77.2 Agency interest - only strips, accounted for as derivatives 4.0% N/A $33.9 Total CMO $66.0 $157. 9 $188.0 Total Portfolio $4,553.7 $4,613.8

Liability Profile as of September 30, 2012

Key Portfolio Metrics:

- Leverage Ratio[1]: 8.5
- Net Duration[1]: 0.9 years
- Percentage of Funding Swapped[1]: 56%
- Portfolio Gross Yield[2]: 2.79%
- Hedge Adjusted Cost of Financing[3]: 0.79%
- Net Interest Spread[2]: 2.00%
- CPR of 4.1% for Q3

Portfolio Financing
($ in millions)

Repurchase agreements	Balance	Weighted Average Interest Rate (end of period)	Weighted Average Remaining Maturity (days)
Total	$1,923.5	0.44%	53

Swap Transactions[3]
($ in millions)

Remaining Term to Maturity	Notional Amount	Average Fixed Pay Rate	Average Maturity (Years)
> 1 year to 3 years	$542.0	0.6%	2.2
> 3 year to 5 years	$260.1	0.9%	3.9
> 5 years	$1,461.4	1.6%	9.5
Total Portfolio	$2,263.5	1.3%	7.1



Duration Contribution by Maturity Date
Key Rate Exposure
Assets
Swaps
6
4
2
0
-2
-4
-6
4.13
-3.24
0.18
-0.01
0.69
-0.23
1.17
-0.76
1.61
-1.73
0.57
-0.51
-0.02
-0.01
Total
6 Months
2 Years
5 Years
10 Years
20 Years
30 Years
Duration Contribution (years)

(1) Reflects total borrowings under repurchase agreements as of September 30, 2012 and assumes that the $2.67 billion of securities awaiting settlement that were purchased in conjunction with the Company's follow-on stock offering were funded with repurchase agreements at the Company's average advance rate.
(2) Non-GAAP measures which include interest income on Agency IOs classified as derivatives for the quarter ended September 30, 2012.
(3) Includes net interest component related to interest rate swaps and reflects interest expense adjusted to include realized loss (the interest expense component) for all interest rate swaps. The total swap position takes into account the financing that was put in place subsequent to quarter end as a result of the securities purchased in conjunction with the Company's follow-on offering.

13

Western Asset
Mortgage Capital Corp.

Diversified Funding Base Repurchase Agreement Counterparties Amount Outstanding as of 9/30/12 ($ in millions) Percent of Total Amount Outstanding J.P. Morgan Securities LLC $ 329.2 17.1% Merrill Lynch Pierce Fenner & Smith Inc. 267.7 13.9% Credit Suisse Securities (USA) LLC 257.0 13.4% Deutsche Bank Securities LLC 239.3 12.4% Barclays Capital Inc. 161.6 8.4% RBC Capital Markets LLC 142.7 7.4% Morgan Stanley & Co. LLC 141.5 7.4% BNP Paribas Securities Corporation 139.8 7.3% Goldman Sachs Bank USA 97.3 5.1% UBS Securities LLC 96.5 5.0% Citigroup Global Markets Inc. 50.9 2.6% Total $ 1,923.5 100.0% 14 Master repurchase agreements with 14 counterparties Rigorous internal credit review Capacity well in excess of our needs

Q3 Financial Highlights GAAP Net Income $2.72 per share Core Earnings $0.89 per share Dividend declared $0.85 per share Annualized dividend yield 17.0% Net Book Value $21.76 15 (1) Core earnings is a non-GAAP measure defined as net income excluding: (i) net realized gain (loss) on investments and derivative contracts; (ii) net unrealized gain (loss) on investments; (iii) loss resulting from mark-to-market adjustments on derivative contracts; and (iv) non-cash stock-based compensation expense. (2) Based on an annualizing the $0.85 Q3 dividend and an 11/26/12 closing price of $20.00. (3) As of 9/30/12 and net of the $0.85 dividend declaration. (1) (2) (3)

Investment Highlights Western Asset is one of the largest fixed income managers with extensive experience in managing RMBS since 1974 Differentiated investment approach to managing prepayment and interest rate risk Current net interest spreads and CPR position the Company for superior risk-adjusted returns Industry leading finance and administrative infrastructure Key strategic relationships provides superior market access 16

Contact Information 17 Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 478-2700 x29 lclark@finprofiles.com